                                                                  EXHIBIT 10-B-3
                                          (AS AMENDED THROUGH DECEMBER 20, 1993)





                   __________________________________________
                                    CHRYSLER
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                  CONSOLIDATED
                              AS OF JANUARY 1, 1994
                   __________________________________________

                                    CHRYSLER
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          DATED AS OF JANUARY 1, 1994

         Chrysler Corporation (or between June 1, 1986 and December 31, 1989 its subsidiary Chrysler Motors Corporation), a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), has had in effect since January 1, 1985 a plan called the Chrysler Supplemental Executive Retirement Plan (prior to June 1, 1986 called the Chrysler Corporation Supplemental Executive Retirement Plan and hereinafter called the "Plan"). The Corporation amended the Plan in certain respects as of June 12, 1986, July 11, 1986, August 26, 1986, August 14, 1987, January 5,
1988, July 29, 1988, December 14, 1988, January 19, 1989, May 30, 1989, August
15, 1989, October 17, 1989, December 29, 1989, January 17, 1990, March 30,
1990, June 7, 1990, April 5, 1991, December 6, 1991, February 20, 1992, March
5, 1992, March 31, 1992, May 19, 1992, June 11, 1992, January 15, 1993,
February 17, 1993, April 30, 1993, November 19, 1993, December 2, 1993, and December 20, 1993. Chrysler Corporation superseded Chrysler Motors Corporation as Plan sponsor and Plan Administrator effective January 1, 1990.

         The Corporation now desires to consolidate the Plan and all subsequent amendments.

                                                   CHRYSLER
                                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                             AS OF JANUARY 1, 1994

                                                                                                         PAGE
                                                                                                         ----
 ARTICLE I                     Purpose of Plan                                                              4

 ARTICLE II                    Definitions                                                                  9

 ARTICLE III                   Participation                                                               16

 ARTICLE IV                    Retirement and Deferred Retirement Benefits                                 17

                        4.01   Normal Retirement                                                           17
                        4.02   Special Early Retirement                                                    18
                        4.03   Early Retirement at Employee Option                                         21
                        4.04   PTD Retirement                                                              23
                        4.05   Retirement Under Employment Contract                                        24
                        4.06   Deferred Vested Benefits                                                    26
                        4.07   - 4.14  Other Provisions                                                    28


 ARTICLE V                     Death Benefits                                                              35

 ARTICLE VI                    Payment of Benefits                                                         40

 ARTICLE VII                   Contributions                                                               52

 ARTICLE VIII                  Plan Administration                                                         53

 ARTICLE IX                    Amendment, Termination                                                      58

 ARTICLE X                     General                                                                     60




 ARTICLE XI                    Special Provisions Applicable to                                            63
                               Designated Participants

 APPENDIX A                    Actuarial Assumptions Under the Plan                                        65

                                    CHRYSLER
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE I.  PURPOSE OF PLAN

         1.01 The Plan is maintained for the purpose of providing the following supplemental retirement benefits to Employees:

         A.      Incentive Compensation Retirement Benefit
         This benefit is based on the aggregate awards earned out and paid to Employees under the Incentive Compensation Plan, the Long Term Incentive Plan and the Long Term Performance Plan.

         B.      ERISA Excess Retirement Benefit
         This benefit is based on the excess of retirement benefits calculated under the Salaried Employees' Retirement Plan without regard to the limitations under Section 415 or Section 401(a)(17) of the Internal Revenue Code, as amended, over the benefits payable under the Salaried Employees' Retirement Plan because of such limitations.

                 This benefit includes a contributory benefit based on any Employee contributions made pursuant to Section VII of this Plan that otherwise could have been contributed under the Salaried Employees' Retirement Plan were it not for contribution limitations imposed under
         Section 401(a)(17) of the Internal Revenue Code, as amended. Although this benefit shall be calculated and paid based solely on contributions made within this Plan, it shall be computed in the same manner as the contributory benefit is calculated under the Salaried Employees' Retirement Plan.

                 The Benefit as calculated above, shall be further increased (prior to the time the Salaried Employees'

         Retirement Plan is amended to comply with applicable provisions of the Tax Reform Act of 1986) to include the amount, if any, of additional non-contributory benefits excluded from payment under the Salaried Employees' Retirement Plan by provisions of the Internal Revenue Service Model Amendment #2, included in IRS Notice 88-31, as referenced in Subsection 4.01C of the Salaried Employees' Retirement Plan. In respect to Employees who are participants in the Chrysler First Retirement Account, all above references in this paragraph to the Salaried Employees' Retirement Plan shall be deemed to mean the Chrysler First Retirement Account. In respect to Employees who are participants in the Gulfstream Aerospace Corporation Pension Plan, all such references in this paragraph to the Salaried Employees' Retirement Plan shall be deemed to mean the Gulfstream Aerospace Corporation Pension Plan. The forms of benefits payable under this Plan to Employees who are participants in the Chrysler First Retirement Account or the Gulfstream Aerospace Corporation Pension Plan are the forms of benefits payable under such plans.

         C.      Post Retirement Supplemental Benefit
         This benefit is payable to Employees who retired as elected officers of Chrysler Corporation and is based on the excess, if any, of the Basic Pension Rate in effect on January 1, 1986 under the Chrysler Pension Plan over the Basic Pension Rate in effect under the Pension Plan on the date the officers retired, multiplied by the Employees' years of Credited Service.

         D.      American Motors Supplemental Pension Plan Benefit
         This benefit is payable to Employees eligible for benefits under the American Motors Corporation Supplemental Pension Plan, a plan terminated by merger into this Plan effective December 31, 1989. Benefits under the American Motors Supplemental Pension Plan shall be frozen as of date of merger. If any Employee is eligible to receive a benefit under the non-contributory part of the Chrysler Salaried Employees' Retirement Plan and under an American Motors Corporation Pension Plan (including for this purpose any frozen American Motors Corporation Pension Plan that has been merged into this or any other Chrysler Pension Plan) and if his total benefit amount under Chrysler and American Motors Corporation Pension Plans exceeds the amount he would have received under Chrysler plans had he participated under Chrysler plans for the entire period he was employed by American Motors Corporation and Chrysler, his benefit under the non-contributory part of the Chrysler Salaried Employees' Retirement Plan will be reduced (but not below zero) by the amount of such excess. This reduction shall supersede the minimum benefit guarantee that would otherwise be applicable under the American Motors Supplemental Pension Plan benefit payable under this Plan.

         E. Modified Special Early Retirement Program Special Leave of Absence Benefit

         This benefit is payable, prior to retirement under the Salaried Employees' Retirement Plan, to all very highly compensated employees (within the meaning of the Internal Revenue Code) and highly compensated employees (as defined by such Code) designated by the Corporation who choose to cease active employment with the Corporation between July 31, 1989 and October 31, 1989 or between January 31, 1990 and May 31, 1990 under terms of the 1989 or 1990 Chrysler Modified Special Early Retirement Programs. The benefit payable pursuant to this paragraph shall equal the benefit which would have been payable under the Salaried Employees' Retirement Plan, the Pension Plan and the ERISA Excess Retirement Benefits portion of this Plan had the Employees retired at Corporation option under the Salaried Employees' Retirement Plan at the date he ceased active employment.

SUPPLEMENTARY MINIMUM BENEFIT

         This benefit is payable to Salaried Employees (as defined in the Salaried Employees' Retirement Plan) who cease active employment with the Corporation under the 1989 or 1990 Chrysler Modified Special Early Retirement Programs (either through retirement or through a Special Leave of Absence as described in the first paragraph of this Section 1.01E). Such benefit is equal to the amount by which a Salaried Employee's combined monthly benefit for retirement at Corporation option under whichever is applicable of the Salaried Employees' Retirement Plan, the Pension Plan, the ERISA Excess Retirement Benefits portion of this Plan and the Special Leave of Absence Benefit provisions of this Section 1.01E are less than 115% of what his total retirement benefits would have been under the Salaried Employees' Retirement Plan, the Pension Plan and, if applicable, the ERISA Excess Retirement Benefits portion of this Plan had he retired at his own option.

         Notwithstanding the foregoing provisions of this Section 1.01E, no benefits of any kind shall be payable pursuant to this Section 1.01E for periods commencing on or after January 1, 1992.

ARTICLE II.  DEFINITIONS

         Unless the text clearly indicates otherwise:

         2.01 "Actuarial Equivalent" means an amount of equal value actuarially, determined pursuant to actuarial tables or factors adopted by the Committee as set forth in Appendix A to this Plan.
         2.02 "Actuary" means the actuary for the Plan appointed by Chrysler Corporation.
         2.03 "Basic Pension Rate" means the monthly basic pension rate for each year of service as established from time to time under the Pension Plan.
         2.04 "Beneficiary" means any one or more individuals, partnerships, corporations, fiduciaries or other entities designated under the Salaried Employees' Retirement Plan as the beneficiary or contingent beneficiary to receive any death benefits payable under this Plan, unless a separate designation under the Plan is received by the Committee. If no beneficiary designation has been filed under the Salaried Employees' Retirement Plan or under the Plan, the beneficiary shall be the executor of the former Employee's will or the probate administrator, on behalf of the former Employee's estate.
         2.05 "Committee" means the Employee Benefits Committee established by the Board of Directors of Chrysler Corporation by Resolution dated December 10, 1975, as constituted from time to time.
         2.06 "Commuted Value" means an amount equal to the lump sum value at the date of determination of periodic payments payable thereafter discounted from the respective payment dates of such periodic payments to the date of determination at the rate of interest adopted by the Committee and set forth in Appendix A to this Plan.
         2.07 "Corporation" means Chrysler Corporation and (i) any corporation organized under the laws of the United States or any state thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries which the Committee has designated by resolution as a corporation to which, and to the salaried employees of which, this Plan shall apply, and (ii) any corporation organized under the laws of a foreign government or subdivision thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries, which is a subsidiary corporation with respect to which there is in effect an agreement entered into by Chrysler Corporation under Section 3121
(1) of the Internal Revenue Code or under any amendment thereof in effect at the relevant time, and which at the time the Committee shall have designated by resolution as a corporation to which, and to the salaried employees of which, this Plan shall apply, but such corporation shall be included in the term "Corporation" only with respect to those of its Employees who have been transferred to such employment with such subsidiary from employment in the United States with Chrysler Corporation or one of its subsidiary corporations, and (iii) for purposes of the Incentive Compensation Retirement Benefits only, any corporation organized under the laws of a foreign government or subdivision thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries, which the Committee has designated by resolution as a corporation to which, and to the salaried employees of which, this Plan shall apply.
         2.08 "Credited Service" means the credited service an Employee has under a Pension Plan or, in the case of an Employee who is an elected officer or director of the Corporation, the credited service he would have if elected officers and directors were eligible under a pension plan. Notwithstanding the above, however, in the case of an individual who has become an Employee of the Corporation or of Chrysler Corporation or one of its subsidiaries (excluding American Motors Corporation and its subsidiaries as of August 5, 1987) upon transfer after August 5, 1987 from employment with American Motors Corporation or one of its subsidiaries, employment by American Motors Corporation or any of its subsidiaries up to and including the last day he was so employed shall be deemed to be included in Credited Service under this Plan for all purposes other than for computation of benefit amounts.
         2.09 "Employee" means a person (i) who, at the time, is employed by the Corporation or a Non-Participating Subsidiary, or (ii) who, for the purposes of the Incentive Compensation Retirement Benefits only, is employed by Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., and (iii) who is, or who has been but no longer is, a Salaried Employee. Notwithstanding the foregoing, the term "Employee" shall in no event include (i) persons employed on a temporary, fixed term, project or daily basis, (ii) persons who are retained under a consultant or independent contractor agreement, or on a Service Agreement basis or who are assigned by an employment agency, supplier, subcontractor or other provider of personnel. Where used in this Plan the terms "former Employee," "retired

Employee" or "terminated Employee" shall mean a person who at one time was an Employee but who, by reason of retirement or other termination of employment is no longer employed by the Corporation, a Non-Participating Subsidiary, Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., as applicable.

         2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.11 "ERISA Excess Death Benefits" means the death benefit calculated by reference to the ERISA Excess Retirement Benefit of an Employee or former Employee as determined in whichever is applicable of Sections 5.01, 5.02, or 5.03.

         2.12 "ERISA Excess Retirement Benefit" means a monthly retirement benefit equal to the excess of the retirement benefit calculated under the Salaried Employees' Retirement Plan without regard to the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over the benefit payable under the Salaried Employees' Retirement Plan, determined as provided in
Section 4.01, because of such limitation.

         2.13 "Incentive Compensation Plan" means the Chrysler Corporation Incentive Compensation Plan, as in effect from time to time, established under a stockholders' resolution adopted in 1929, as amended.

         2.14 "Incentive Compensation Death Benefit" means the death benefit calculated by reference to Incentive Compensation Retirement Benefits of an Employee or retired Employee as determined in whichever is applicable of Sections 5.01, 5.02, 5.03, or 5.04.

         2.15 "Incentive Compensation Retirement Benefit" means a monthly retirement benefit calculated by reference to the aggregate awards made to an Employee under (a) the Incentive Compensation Plan, (b) the Chrysler Corporation Long-Term Incentive Plan under the Incentive Compensation Plan (herein called the "Long-Term Incentive Plan") and (c) the Chrysler Corporation Long-Term Performance Plan under the Chrysler Corporation 1991 Stock Compensation Plan (herein called the "Long-Term Performance Plan"), determined as provided in Section 4.01.
         2.16 "Non-Participating Subsidiary" means any branch of Chrysler Corporation, or any of its wholly-owned subsidiaries, located outside the United States and its possessions and any subsidiary of Chrysler Corporation whether organized under the laws of the United States or of any state thereof or of a foreign government or subdivision thereof, a majority of the voting stock of which Chrysler Corporation owns at the time directly or through one or more wholly-owned subsidiaries, and which branch or subsidiary the Committee shall at the time have designated by resolution as a branch or corporation to which and to the Employees of which the provisions of the Plan relating to a Non- Participating Subsidiary shall apply. A branch of Chrysler Corporation, or any of its wholly-owned subsidiaries, located outside the United States and its possessions or a subsidiary described in clause (ii) of Section 2.07 may be a Non-Participating Subsidiary with respect to those of its Employees who were not transferred to such branch or subsidiary from employment in the United States with Chrysler Corporation or one of its subsidiary corporations.

         2.17 "Normal Retirement Date" means the last day of the month in which an Employee attains his 65th birthday.

         2.18 "Pension Plan" means the Chrysler Pension Plan or the Chrysler Financial Corporation Pension Plan, as applicable.

         2.19 "Permanent Total Disability" means that the person is receiving permanent total disability benefits under a Pension Plan or a group insurance program of the Corporation.

         2.20    "Plan" means this Supplemental Executive Retirement Plan.

         2.21 "Plan Year" means the period of 12 calendar months ending with the last day of the month of December in each year.

         2.22 "Post Retirement Supplemental Benefit" means a monthly retirement benefit payable to an Employee who retired or retires as an elected officer of Chrysler Corporation, determined as provided in Section 4.08.

         2.23 "Salaried Employee" means a person (i) who at the relevant time is employed by the Corporation or a Non-Participating Subsidiary, or (ii) who, for purposes of the Incentive Compensation Retirement Benefits only, is employed by Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., and who receives regular compensation in the form of a base Salary, except that a person who is employed either by a subsidiary of Chrysler Corporation described in clause (ii) of Section 2.07 or a branch of Chrysler Corporation located outside the United States and its possessions shall, in either such case, be deemed to be a Salaried Employee only if he has been transferred to such employment, either with such subsidiary or such branch, from employment in the United States.

         2.24 "Salaried Employees' Retirement Plan (SERP)" means the Chrysler Salaried Employees' Retirement Plan or the Chrysler

Financial Corporation Salaried Employees' Retirement Plan, as applicable, as in effect from time to time.
         2.25 "Salary" means the base salary payable monthly (after any deductions or any salary deferral pursuant to an agreement entered into under the Chrysler Salaried Employees' Savings Plan, as amended, or the Chrysler Salaried Employees' Supplemental Savings Plan, as amended) not including any contingent, incentive or deferred compensation, bonuses, or other forms of extra compensation. The term "Salary" shall include base salary amounts deferred pursuant to the Chrysler Stock Unit Investment Program. The term "Salary" shall further include amounts deducted from base salary under provisions of the Chrysler Best By Choice Program but shall not include amounts added to base compensation payments pursuant to the Best By Choice Program.

ARTICLE III.  PARTICIPATION

         3.01 An Employee who has received or receives an award of incentive compensation under the Incentive Compensation Plan for the year 1983 or any subsequent year shall participate in the Plan with respect to the Incentive Compensation Retirement Benefit and the Incentive Compensation Death Benefit.
         3.02 An Employee who retires under the SERP and whose retirement or termination benefits as calculated under SERP are in excess of the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code shall participate in the Plan with respect to the ERISA Excess Retirement Benefit and ERISA Excess Death Benefit.
         3.03 An Employee who retired as an elected officer of Chrysler Corporation prior to January 1, 1986 shall participate in the Plan with respect to the Post Retirement Supplemental Benefit.

ARTICLE IV.  RETIREMENT AND DEFERRED RETIREMENT BENEFITS

         4.01 An Employee who retires under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan on or after his Normal Retirement Date shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, retirement benefits equal to the sum of (i) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Subsection A, and (ii) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Subsection B.
         A. The Incentive Compensation Retirement Benefit of an Employee retiring as provided above in this Section 4.01 shall be a monthly amount equal to the sum of the following:
                 1. An amount equal to .5 of 1 percent (.5%) of his Incentive Compensation Plan awards for 1983 and 1984, plus

                 2. An amount equal to such percentage of his combined (a) Incentive Compensation Plan award for each of the years 1985 through 1992 and (b) Long-Term Incentive Plan award (whether such award is payable in cash or Chrysler Stock) earned out and paid for performance cycles ending in each of the years 1987 through 1992, as the Incentive Compensation Committee of the Board of Directors shall determine, but not more than .5 of 1 percent (.5%) of his combined award for any such year, plus

                 3.       An amount equal to such percentage of his combined
                          (a) Incentive Compensation Plan award for 1993 and each year thereafter and (b) Long-Term Performance Plan award for performance cycles ending in 1993 and each year thereafter as the Incentive Compensation Committee of the Board of Directors shall determine, but not more than .5 of 1 percent (.5%) of his combined award for any such year.
         B. The ERISA Excess Retirement Benefit of an Employee retiring as provided above in this Section 4.01 shall be a monthly amount equal to the excess of:
                 1. The retirement benefit calculated under the provisions of Section 4.01 of the SERP (irrespective of whether payments under the SERP are actually made in the form described in Section 4.01 of the SERP) without regard to the benefit and compensation limitations set forth in that plan or imposed under
                          Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over
                 2. The retirement benefit calculated under Section 4.01 of the SERP because of such ERISA limitations.
          Notwithstanding anything to the contrary in this Plan, the retirement benefits of an Employee of the Corporation or a Non-Participating Subsidiary, who continues active service until his 65th birthday, shall be nonforfeitable.
         4.02 An Employee who retires under the Special Early Retirement provisions of the SERP or, for purposes of the Incentive Compensation Retirement Benefit, retires at the option of the

Corporation under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan on or after his 55th birthday but before his 62nd birthday and who at the date of his early retirement has 10 years or more of Credited Service (or who shall have attained such lesser age or years of Credited Service as may be required under terms of a specific Early Retirement Program if he retires pursuant to such program) shall be entitled to receive under this Plan, commencing on the first day of the month next following the date of his retirement, retirement benefits equal to the sum of (i) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Subsection A., and (ii) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Subsection B.
         A. The Incentive Compensation Retirement Benefit of an Employee retiring early as provided in this Section 4.02 shall be a monthly amount calculated as described in Section 4.01A.
         B. The ERISA Excess Retirement Benefit of an Employee retiring early as provided in this Section 4.02 shall be a monthly amount calculated as described in Section 4.01B.
         C. The reduced age, Credited Service, and date specifications applicable to specific Special Early Retirement Programs are as follows:
                 1.       1991 Program
                          a.      Minimum age:  53
                          b.      Minimum Credited Service:  10 years
                          c.      Eligibility date:  August 31, 1991

                          d. Retirement date: April 30, 1991 or, if later, the end of the month prior to September, 1991 when age and Credited Service requirements are first met (Retirements may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1991)
                 2.       1992 Program
                          a.      Minimum age:  55
                          b.      Minimum Credited Service:  7 years
                          c. Eligibility date: December 31, 1992 (Must be actively at work during the March 1, 1992 to May 31, 1992 period)
                          d. Retirement date: August 31, 1992 or as early as May 31, 1992 if age and Credited Service requirements are met or, in the case of an Employee who first meets the age and Credited Service requirements of the Program between September 1, 1992 and December 31, 1992, the end of the month the Employee first meets such requirements (Retirement may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1992)
                 3.       1993 Program
                          a.      Minimum age:  54
                          b.      Minimum Credited Service: 10 years
                          c.      Eligibility date:  December 31, 1993

                          d. Retirement date: April 30, 1993 or, if later, the end of the month prior to January 1, 1994 when age and Credited Service requirements are first met (Retirements may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1993)
         Provided, however, that in the case of an Employee retiring under this
         Section 4.02 who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.02A shall not be made for any month during which he is so employed by any such competing firm prior to the first day of the month next following his 65th birthday.

         4.03 An Employee who retires under the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada
Ltd. Salaried Employees' Retirement Plan at his option on or after his 55th birthday but before his 65th birthday and (a) who has not attained age 60 and whose combined years of age and years of Credited Service (to the nearest 1/12 in each case) shall total 85 or more, or (b) who has attained age 60 but not 65 and has 10 or more years of Credited Service, shall in any such case be entitled to receive under this Plan, commencing on the first day of the month next following the date of his retirement, retirement benefits equal to the sum of
(i) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Subsection A, and (ii) any ERISA Excess Retirement

Benefit for which he may be eligible as provided in Subsection B, subject to the provisions of Subsection C, below.

         A. The Incentive Compensation Retirement Benefit of an Employee retiring early as provided in this Section 4.03 shall be a monthly amount calculated as described in Section 4.01A.

         B. The ERISA Excess Retirement Benefit of an Employee retiring early as provided in this Section 4.03 shall be a monthly amount calculated as described in Section 4.01B.

         C. The retirement benefits described above in Sections 4.03A and 4.03B shall be reduced by multiplying such benefits by a percentage as set forth in the following table:


                                                           Age When
                                                      Benefit Commences          Percentage*
                                                              55                         57.9%

                                                              56                         63.5

                                                              57                         69.4

                                                              58                         75.2

                                                              59                         80.8

                                                              60                         86.7

                                                              61                         93.3

                                                              62                        100.0

                                                              63                        100.0

                                                              64                        100.0

* Prorated for intermediate ages computed to the nearest whole month

         Provided, however, that in the case of an Employee retiring under this
Section 4.03 who is employed or becomes employed by any company other than the Corporation, payment of his monthly retirement benefit provided under Section 4.03A shall not be made for any month during which he is so employed by any company other than the Corporation prior to the first day of the month next following his 65th birthday, unless the Committee approves such payment annually.

         4.04 An Employee who retires under the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Retirement Plan because of Permanent Total Disability with 10 years or more of Credited Service (i) on or after his 55th birthday but before his Normal Retirement Date or (ii) before his 55th birthday and who has been a participant for at least 10 years since he attained age 35, or (iii) before his 55th birthday and who has been a participant for five years but less than 10 years since he attained age 35, shall be entitled to receive under this Plan, retirement benefits equal to the sum of (i) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Subsection A and
(ii) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Subsection B below.

         A. The Incentive Compensation Retirement Benefits of an Employee retiring as provided in this Section 4.04 shall be a monthly amount calculated as described in Section 4.01A and

        B. The ERISA Excess Retirement Benefits of an Employee retiring as provided in this Section 4.04 shall be a monthly amount as calculated in Section 4.01B and such monthly retirement benefits shall commence on the first day of the month next following the date of his retirement, except that with respect to an Employee retiring as described in (iii) above in this Section 4.04, such monthly retirement benefits shall commence on the first day of the month immediately following the month in which he attains age 55. Provided, however, that in the case of an Employee retiring under this Section 4.04 who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.04A shall not be made for any month during which he is so employed by such competing firm prior to the first day of the month next following his 65th birthday.

         4.05
         A. An Employee who retires under an employment contract at the option of the Corporation or because of Permanent Total Disability on or after his 55th birthday but before his 65th birthday shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in Section 4.01A.
                 Provided, however, that in the case of an Employee retiring under this Section 4.05A who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.05A shall not be made for any month during which he is so employed by any such competing firm prior to the first day of the month next following his 65th birthday.

         B. An Employee who retires under an employment contract at his option on or after his 55th birthday but before his 65th birthday shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in Section 4.01A, reduced by multiplying such benefits by a percentage as set forth in the following table:


                                         Age When
                                    Benefit Commences                                         Percentage*
                                            55                                                    57.9

                                            56                                                    63.5

                                            57                                                    69.4

                                            58                                                    75.2

                                            59                                                    80.8

                                            60                                                    86.7

                                            61                                                    93.3

                                            62                                                   100.0

                                            63                                                   100.0

                                            64                                                   100.0

         *Prorated for intermediate ages computed to the nearest whole month

         Provided, however, that in the case of an Employee retiring under this
Section 4.05B who is employed or becomes employed by any company other than the Corporation, payment of his monthly retirement benefit provided under Section 4.05B shall not be made for any month during which he is so employed by any company other than the Corporation prior to the first day of the month next following his 65th birthday, unless the Committee approves such payment annually.

         C. An Employee who retires under an employment contract, and who on his retirement date has not attained age 55, shall be entitled to receive under this Plan, commencing on the first day of the month next following his Normal Retirement Date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in
         Section 4.01 A.

         4.06 An Employee whose employment terminates under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan otherwise than by death or retirement shall be entitled to receive under this Plan a deferred retirement benefit equal to the sum of (i) any Incentive Compensation Retirement Benefit for which he is eligible as provided in Subsection A below, and (ii) any ERISA Excess Retirement Benefit for which he is eligible as provided in Subsection B below, subject to the provisions of Subsections C and D below.

         A. If he has 5 years or more of Credited Service at the date his employment terminates and (i) his employment terminated other than because of resignation (an Employee who retires under the Pension Plan and is considered as being terminated under SERP shall be counted as having terminated but not as having resigned under this Plan) or discharge or (ii) his employment terminated because of resignation or discharge and the Employee Benefits Committee approves vesting of the terminated Employee's accrued Incentive Compensation Retirement Benefit, he shall be entitled to receive Incentive Compensation Retirement Benefits in a monthly amount calculated as described in Section 4.01A. Any non-vested Incentive Compensation Retirement Benefits are forfeited. Notwithstanding the preceding provisions of this Subsection A.(a) all Incentive Compensation Retirement Benefits accrued as of December 31, 1993 shall be fully vested as of such date in respect to Band 96 and above employees who have five or more years of Credited Service as of such date and (b) all Incentive Compensation Retirement Benefits accrued as of January 1, 1994 shall be fully vested as of such date in respect to employees below Band 96 who have five or more years of Credited Service as of such date.

         B. The deferred age 65 ERISA Excess Retirement Benefit he shall be entitled to receive shall be a monthly amount equal to the excess of (i) the deferred retirement benefit calculated under the provisions of Section 4.06 of the SERP without regard to the benefit limitations contained in section 415(b)(1) and/or
                 Section 415(e) of the Internal Revenue Code, as amended, over
                 (ii) the
                 deferred retirement benefit payable under SERP because of such limitation.

         C. Any deferred retirement benefits under this Section 4.06 except as otherwise provided below in Subsection D, shall be a monthly pension commencing as of the first day of the first month after the Employee attains age 65 in the full unreduced amount for which he is eligible under this Section 4.06.

         D. Deferred retirement benefits paid to a terminated Employee may, if such Employee makes written application, begin prior to age 65 (but in no event earlier than the month the terminated Employee attains age 60) on a reduced Actuarial Equivalent basis but shall not be paid for any month prior to age 65 in which the terminated Employee is employed by any company other than the Corporation, unless the Committee approves such payment annually, or is employed by any competing firm, as determined by the Committee.
4.07

A. If a retired Employee who has commenced receiving retirement benefits under this Plan is reemployed on or after the effective date of the Plan he shall continue to receive during such reemployment the retirement benefits to which he is otherwise entitled, provided, however, that such reemployment shall not result in the accrual of any additional benefits under the Plan.

         B. If a former Employee eligible for a deferred retirement benefit under this Plan, who has not yet commenced receiving such benefit, is reemployed, then his eligibility therefore shall cease and the accrued retirement benefit, if any, he had at the date his employment terminated shall be reinstated.
         C. If a former employee whose employment had terminated as a result of resignation or discharge is subsequently reemployed, the Committee may, at its discretion, reinstate all or apart of any Incentive Compensation Retirement Benefit that had been previously forfeited pursuant to provisions of Section 4.06 of this Plan.

         4.08 A retired Employee who on the date of his retirement was an elected officer of Chrysler Corporation and who retired under Section 4.01, 4.02, 4.03, 4.04, or 4.05 of the SERP shall be entitled to receive under this Plan, commencing on January 1, 1986, a Post Retirement Supplemental Benefit which shall be a monthly amount equal to the excess of (i) the highest Basic Pension Rate in effect on January 1, 1986 under the Chrysler Pension Plan for employees who retired when the Employee retired over (ii) the highest Basic Pension Rate in effect under the Chrysler Pension Plan on the date the Employee retired, multiplied by the Employee's years of Credited Service.
         4.09 No Employee shall be entitled to retirement benefits under this Plan except as set forth in Sections 4.01, 4.02, 4.03, 4.04, 4.05, 4.08 and 4.12, of this Plan, and no Employee shall have any vested right under the Plan except such rights, if any, as may accrue to him under Section 4.06 or
Section 4.12. At his Normal Retirement Date, he shall not be entitled to receive any retirement benefits until his subsequent retirement. At that time he shall be entitled to receive a monthly retirement benefit commencing on the first day of the month next following the date of his retirement in the amount computed as provided in Section 4.01.
         4.10 An Employee who performs any service after December 31, 1987 shall be entitled to have both his Salary and service taken into account for purposes of calculating his retirement benefit under this Plan, irrespective of whether such service occurs before or after the Employee's Normal Retirement Date.
         4.11 A Special Incentive Compensation Benefit is payable, prior to retirement under the Salaried Employees' Retirement plan, to those entitled to a Special Leave of Absence benefit pursuant to the first paragraph of Section 1.01E who would, if they were retired, be entitled to an Incentive Compensation Retirement Benefit under this Article IV. The Special Incentive Compensation Benefit shall be calculated and paid in the same manner as the Incentive Compensation Retirement Benefit under this Article IV.

         4.12 Notwithstanding any other provisions hereof, upon the occurrence of a (Change in Control) (as defined in Section 4.13), each Employee who has participated in the Plan with respect to the Incentive Compensation Retirement Benefit shall be vested in his accrued Incentive Compensation Retirement Benefit. If the employment of any such Employee by the Corporation is terminated by the Corporation without (cause) (as defined below) within the two-year period immediately following a Change in Control, the Corporation shall pay such Employee, within ten (10) days of such termination, the Commuted Value of his Incentive Compensation Retirement Benefit, calculated as described in Section 4.01A and as if payment of such monthly retirement benefit were to commence on the first day of the month next following his Normal Retirement

Date. The Commuted Value shall be determined for this purpose by using the lower of (i) the interest rate set forth in Appendix A to this Plan immediately prior to such Change in Control, and (ii) the interest rate set forth in such
Appendix A immediately prior to such termination of employment.   (Cause), for
purposes of this Section 4.12, shall mean the willful engaging by the Employee in conduct which is demonstrably injurious to the Corporation, monetarily or otherwise.

         4.13 (Change in Control) shall mean a change in control of Chrysler Corporation, which shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

         A. Any Person (defined below) shall become the Beneficial Owner (defined below) of securities of Chrysler Corporation representing 20% or more of the combined voting power of Chrysler Corporation's then outstanding securities (unless the event causing the 20% threshold to be crossed is an acquisition of securities directly from Chrysler Corporation);

         B. During any period of two consecutive years beginning after June 7, 1990, individuals who at the beginning of such period constitute the Board of Directors of Chrysler Corporation and any new director (other than a director designated by a Person who has entered into an agreement with Chrysler Corporation to effect a transaction described in paragraph A, C or D of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

         C. The stockholders of Chrysler Corporation approve a merger or consolidation of Chrysler Corporation (other than a merger or consolidation which would result in the voting securities of Chrysler Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of Chrysler Corporation or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of Chrysler Corporation or such surviving entity of any subsidiary of Chrysler Corporation or such surviving entity, at least 80% of the combined voting power of the securities of Chrysler Corporation or such surviving entity outstanding immediately after such merger or consolidation); or

         D. The stockholders of Chrysler Corporation approve a plan of complete liquidation or dissolution of Chrysler Corporation or an agreement for the sale or disposition by Chrysler Corporation of all or substantially all of Chrysler Corporation's assets.

                 "The following terms, as used in this Change in Control definition, shall have the meanings stated below:

                 "Beneficial Owner", with respect to any securities, means any Person who, directly or indirectly, has the right to vote or dispose of such securities or otherwise has "Beneficial

         Ownership" of such securities (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the (Exchange Act)), pursuant to any agreement, arrangement or understanding (whether or not in writing); provided however, that (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder, in either case described in clause (x) or clause (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.
                 "Person" shall have the meaning ascribed to such term in
         Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act, provided, however, that Person shall not include (i) Chrysler Corporation, any subsidiary of Chrysler Corporation or any other Person controlled by Chrysler Corporation, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of Chrysler Corporation or any subsidiary of Chrysler Corporation, or (iii) a corporation owned, directly or indirectly, by the stockholders of Chrysler Corporation in substantially the same proportions as their ownership of securities of Chrysler Corporation.

         4.14 Notwithstanding any other provision of this Article IV or of this Plan, a Salaried Employee who retires prior to age 55 pursuant to provisions of the Chrysler Canada, Ltd. Salaried Employees' Retirement Plan, shall be considered an employment termination rather than a retirement for purposes of determining the nature, amount, and timing of any benefits to which he may be entitled under this Plan.

ARTICLE V.  DEATH BENEFITS
         5.01 If a former Employee dies (a) on or after the date of his retirement under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan in the case of a former Employee who retired under any of such plans, or (b) on or after the date his employment terminated, in the case of a former Employee whose employment terminated otherwise than by retirement under the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan, and who was eligible for a deferred retirement benefit under Section 4.06 at the time of such termination, and if in either such case no election under Section 6.04 was in effect for such former Employee at the time of his death, then in any such case the Beneficiary of any such former Employee shall be entitled to receive under this Plan (i) any Incentive Compensation Death Benefit for which he was eligible as a former Employee as provided in Subsection A below, (ii) any ERISA Excess Death Benefits for which he was eligible as provided in Subsection B below, and (iii) any Modified Special Early Retirement Program Death Benefit, for which he was eligible as provided in Subsection C below.
         A. The Incentive Compensation Death Benefit of such a former Employee shall be:
                 1. If at the time of his death the former Employee was receiving an Incentive Compensation Retirement Benefit (whether due to retirement or termination of employment) or if commencement of receipt of an

                          Incentive Compensation Retirement Benefit was deferred as provided in Section 6.03, an amount equal to the Commuted Value of any unpaid guaranteed payments of the Incentive Compensation Retirement Benefit.



         B. The ERISA Excess Death Benefit of such a former Employee shall be:

                 1. If at the time of his death he was receiving an ERISA Excess Retirement Benefit (whether due to retirement or termination of employment) or if commencement of receipt of an ERISA Excess Retirement Benefit was deferred as provided in Section 6.03, an amount equal to the Commuted Value of any unpaid guaranteed payments of the ERISA Excess Retirement Benefit.
                 2. If he was entitled to an ERISA Excess Retirement Benefit under Section 4.06B and if he dies prior to the date payment of such ERISA Excess Retirement Benefit commences, and

                          a.   If such ERISA Excess Retirement Benefit
                               includes a monthly amount of contributory
                               retirement benefit as provided for under the
                               provisions of either or both of Section(s) 4.06A
                               of the SERP, or 101.B   of this Plan, his ERISA
                               Excess Death Benefit based on such contributory retirement benefit shall be in an amount equal to 100 times the amount of
                                  such monthly benefit, and
                          b. If such ERISA Excess Retirement Benefit includes a monthly amount of the SERP non-contributory retirement benefit calculated under the provisions of Section 4.06B of the SERP, his ERISA Excess Death Benefit based on such non-contributory retirement benefit shall be in an amount equal to the Commuted Value of the 120 monthly payments of such benefit that he would have received under the Plan had he elected to receive immediate payment of benefits commencing on the date immediately preceding the date of his death.
         C. The Modified Special Early Retirement Program Death Benefit of such a former Employee shall be:

                 1. An amount equal to the Commuted Value of the remainder of 120 guaranteed monthly payments for the contributory and non-contributory Supplementary Minimum Benefit to which the Employee is entitled pursuant to Section 1.01E of this Plan and/or

                 2. An amount equal to the Commuted Value of the remainder of 120 guaranteed monthly payments for the contributory and non-contributory Special Leave of Absence Benefit (excluding, however, monthly payments under the Pension Plan which shall not be guaranteed) to which the Employee is entitled pursuant to Section 1.01E of this Plan.

         5.02 If an Employee dies while participating in the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan and after his Normal Retirement Date and if he is not deemed to have made the election provided in
Section 6.05, his Beneficiary shall be entitled to receive the sum of (i) any Incentive Compensation Death Benefit for which the Employee was eligible as provided in Subsection A and (ii) any ERISA Excess Death Benefit for which the Employee was eligible as provided in Subsection B below.
         A. The Incentive Compensation Death Benefit of such an Employee shall be an amount equal to the Commuted Value of 120 monthly payments of the monthly Incentive Compensation Retirement Benefit which would have been payable to the Employee if he had retired under the Plan on the date of his death.

         B. The ERISA Excess Death Benefit of such an Employee shall be an amount equal to the Commuted Value of 120 monthly payments of the monthly ERISA Excess Retirement Benefit that he would have received under the Plan had he retired on the date of his death.

         5.03 If an Employee dies while participating in the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan and on or prior to his Normal Retirement Date, his Beneficiary shall be entitled to receive the sum of (i) any Incentive Compensation Death Benefit for which the Employee was eligible at the time of his death as provided in Subsection A and (ii) any

ERISA Excess Death Benefit for which the Employee was eligible as provided in Subsection B below.
         A. The Incentive Compensation Death Benefit of such an Employee shall be an amount equal to the Actuarial Equivalent of his accrued age 65 monthly Incentive Compensation Retirement Benefit.
         B. The ERISA Excess Death Benefit of such an Employee shall be an amount equal to the excess of (i) the death benefit calculated under the SERP without regard to the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over (ii) the death benefit payable under the SERP because of such ERISA limitations. Any death benefit payable under this Plan shall be computed based on any contributions under Section VII of this Plan.

ARTICLE VI.  PAYMENT OF BENEFITS
         6.01 An Employee desiring to retire and receive a retirement benefit under the Plan or a terminated Employee desiring to apply for a deferred retirement benefit under the Plan shall, in either such case, obtain a form of application for that purpose and shall file his written application with the Committee, furnishing the information the Committee shall request together with documentary evidence in support of the same, satisfactory to the Committee, and any authority in writing that the Committee may request authorizing it to obtain pertinent information or records, certificates or transcripts from any public office.
         6.02 A Retirement benefit, except as provided under Section 6.10 of the Plan, shall be paid in monthly installments. The first installment shall be payable on the first day of the month following the actual retirement of an Employee retiring from the employ of the Corporation or of a Non-Participating Subsidiary or, in the case of an Employee whose employment terminates otherwise than by retirement, on the first day of the first month after the Employee attains age 65. Subsequent installments of the retirement benefit shall be payable on the first day of each month thereafter during the lifetime of the retired or former Employee, and the standard form of payment of the retirement benefit shall be for the lifetime of the retired or former Employee with a guarantee of 120 monthly payments, except for the Post Retirement Supplemental Benefit described in Section 4.05., for which the standard form of payment shall be monthly payments during the lifetime of the former Employee without any guaranteed number of payments.

         6.03 Anything to the contrary in this Plan notwithstanding, monthly retirement benefit payments under the Plan shall not commence until the first day of the month following the ceasing of any sickness or accident benefits (including payments under the Disability Absence Plan of the Corporation, disability benefits under the Salary Continuation Plan of the Corporation, and payments or benefits of like purpose or kind under any similar plan of the Corporation or of a Non-Participating Subsidiary in effect at the time) toward which the Corporation or a Non-Participating Subsidiary contributes by payment of premiums, taxes or otherwise; provided, however, that commencement of a monthly retirement benefit shall not be deferred by reason of receipt of (a) a Permanent Total Disability Benefit under any pension plan or group life insurance policy of the Corporation or of a Non-Participating Subsidiary, or
(b) a disability benefit under the Federal Social Security Act, or (c) a benefit under the Long Term Disability Plan or the Extended Disability Plan of the Corporation or a benefit or payment of like purpose or kind under any similar plan of the Corporation or of a Non-Participating Subsidiary at the time in effect.
         6.04 In lieu of payment of a retirement benefit in the standard form as described in Section 6.02 and lieu of payment of a death benefit as described in Article V, payment of all such benefits shall be made in the form of a surviving spouse option, as provided in Subsection A below, to an Employee who retires and who is entitled to a retirement benefit. The Employee or former Employee shall automatically be deemed to have elected the form of surviving spouse option provided in Subsection A below (sometimes called "Qualifying Option" in this Article VI) except where otherwise provided in such Subsection A. The surviving spouse option in the form provided below shall be applicable only with respect to an Employee or former Employee who is married on the date such election is deemed to have been made.

         A. The retirement benefit under the Qualifying Option for an Employee or former Employee who automatically elects it, as hereinabove provided, shall consist of reduced monthly payments after the effective date of his election during his lifetime with a guarantee of 120 monthly payments, with provision that if his death occurs on or after the effective date of his election and if the person who was his spouse at the date of his retirement (or in the case of a former Employee entitled to a deferred retirement benefit under Section 4.06, on the date he files his application) is living at the last to occur of his death or the expiration of such 120-month period, benefits in the amount specified below shall be payable monthly to such surviving spouse during her remaining lifetime. Notwithstanding anything to the contrary in this Subsection A, the above provisions relating to a guarantee of 120 monthly payments do not apply to the Post Retirement Supplemental Benefit. The Qualifying Option shall automatically apply, in respect to the Post Retirement Supplemental Benefit, in respect to employees or former employees who have the Qualifying Option under the Chrysler Salaried Employees' Retirement Plan pursuant to Section 6.05 of that plan. Those participants in this Plan who do not have the Qualifying Option under the Chrysler Salaried Employees'

         Retirement Plan may elect to receive Post Retirement Supplemental Benefit payments payable until the death of both the Employee or former Employee and his spouse but such election shall not be automatic.
                 1. The reduced monthly payment of a retirement benefit payable to the Employee or former Employee whose age does not differ from that of his spouse by more than 5 years shall be an amount equal to the monthly payment that would have been payable to him in the standard form, reduced by an amount equal to 5% of the amount of the retirement benefits that would be payable to him in the standard form at his Normal Retirement Date if he had elected the standard form of payment. If the age of the spouse is less than the age of such Employee or former Employee, the percentage shall be 5% increased by 1/2 of 1% for each year in excess of 5 years that the age of the spouse is less than the age of the Employee or former Employee. If the age of the spouse is greater than the age of the Employee or former Employee, the percentage shall be 5% decreased by 1/2 of 1% for each year in excess of 5 years that the age of the spouse exceeds the age of the Employee or former Employee (but not less than 0%). For this purpose, the ages of the Employee or former Employee and his spouse shall each be the age at his or her last birthday prior to the effective date of election as provided in

         Subsection B below. The reductions provided in this paragraph shall be made in all monthly payments paid to the Employee or former Employee on or after the date on which his election becomes effective, except as otherwise provided below in Subsections E and F of this
         Section 6.04.

      2. The benefits payable to the surviving spouse, if the death of the Employee or former Employee occurs on or after the effective date of his election (or in the case of a former Employee entitled to a deferred retirement benefit under Section 4.06, on or after the date he files his application) and the person who was his spouse is living at the last to occur of his death or the expiration of the 120 guaranteed monthly payments, shall be monthly payments equal to 60% of the reduced monthly payments determined as provided in paragraph 1 above.

         Notwithstanding anything to the contrary in this Subsection 2, any monthly amount payable to a surviving spouse which is calculated on the basis of the Post Retirement Supplemental Benefit under the provisions of Section 4.05 shall commence on the first day of the month following the month in which the Employee died and terminate with the last monthly payment before her death.

         B. An election of the surviving spouse option that is deemed to have been made as provided in Subsection A above, shall be deemed to have been made at the time the Employee or former Employee files his application for a retirement benefit or a deferred retirement benefit, and the effective date of the election shall be the date payment of the retirement benefit commences, except that, in the case of an Employee or former Employee who is married when his election would otherwise become effective, but whose marriage at that date has been continuously in effect for less than one year, the effective date of his election shall be the first day of the month following the month in which such marriage has been continuously in effect for one year. However, in the case of an Employee or former Employee who marries during the twelve month period immediately preceding the date payment of a retirement benefit commences and has been married to that spouse for at least one year ending on the date of the Employee's or former Employee's death, he shall be deemed to have been married for one year ending on the date payment of his retirement benefit commenced.

         C. If an Employee or former Employee is deemed to have made the election provided above in Subsection A of this Section 6.04 and if his spouse dies or should otherwise cease to be his spouse after he has made such election but before the effective date of such election, the election shall be revoked automatically. The election shall be irrevocable on or after the effective date of the election if the Employee or former Employee and his designated spouse are both living on such date except as otherwise provided below in Subsections E and F of this Section 6.04. If such designated spouse dies or should otherwise cease to be the spouse of the Employee or former Employee after the effective date of the election and during his lifetime, the reduced monthly payments payable to him shall not be affected, except as otherwise provided below in Subsections E and F of this Section 6.04.
         D. Upon the request of the Committee an Employee or former Employee deemed to have made the election provided in Subsection
         A of this Section 6.04 must produce an official marriage certificate or other evidence of his marriage to his spouse satisfactory to the Committee.
         E. An Employee or former Employee who is deemed to have made the election provided above in Subsection A of this Section 6.04 and whose designated spouse predeceases him may have his monthly payments restored to the amount payable without reduction for such election, and shall become eligible for all death benefits as provided in Article V, effective the first day of the third month following the month in which the Committee receives evidence satisfactory to it of the spouse's death.
         F. If an Employee or former Employee is deemed to have made the election provided above in Subsection A of this Section
         6.04 and if the Employee or former Employee and his spouse are divorced by court decree or judgment, such Employee or former Employee is deemed to have canceled such election and will have his monthly payments restored to the amount payable without reduction for such election and shall become eligible for death benefits as provided in Article V, effective the first day of the third month following the month in which the

         Committee receives such Employee's or former Employee's written revocation of the election because of divorce, on a form approved by the Committee, and accompanied by evidence satisfactory to the Committee of a final decree or judgment of divorce.

         G. A retired Employee who (i) was deemed to have made the election provided above in Subsection A of this Section 6.04 and whose designated spouse dies or otherwise ceases to be his designated spouse or (ii) was not married on the date provided for such election in Subsection B of this Section 6.04, and who marries or remarries shall automatically be deemed to have reelected the form of surviving spouse option provided above in Subsection A of this Section 6.04. Such election shall become effective on the first day of the month following the month in which the retired Employee has been married one year.

         6.05 Every Employee may designate a Beneficiary to receive payments in the event of his death by filing with the Committee a designation in writing signed by him in such form as the Committee shall prescribe, and may change or revoke the designation from time to time and at any time by filing with the Committee a new designation; provided, however, that an Employee shall be deemed to have designated as his Beneficiary the beneficiary designated in the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan, unless the Participant specifically designates another Beneficiary.

         6.06 Any death benefit provided in Article V with respect to an Employee for whom there is in effect no election as provided in Section 6.04 shall be paid in a lump sum.
         6.07 No benefit or right to payment under this Plan shall be subject to any claim of any creditor of any Employee, Beneficiary or surviving spouse of a deceased Employee or former Employee and shall not be subject to attachment or garnishment or other legal process by any creditor, nor shall any Employee, former Employee, Beneficiary or surviving spouse have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits under this Plan.
         6.08 In the event of the death of a person entitled to any benefit under the Plan, or in the event that the Committee shall find that any such person is unable to care for his affairs because of illness or accident, the Committee may cause any benefit payments due, unless claim shall have been made therefor by a duly appointed legal representative, to be paid to the spouse, a child, a parent or other blood relative, or to any person deemed by the Committee to have incurred expense for such person, and any such payments so made shall be a complete discharge of the liabilities of the Plan therefor. In the event that, at the time a benefit becomes payable to any persons under the Plan, the Committee after reasonably diligent search is unable, within six years from the time the benefit is payable, to find the person to whom the benefit is payable, then the benefit shall be treated as a forfeiture and all right, title, and interest of the person therein and thereto shall terminate.

         6.09 Notwithstanding anything to the contrary herein, the Committee shall pay the Actuarial Equivalent of any amount(s) payable under this Plan to a participant or Beneficiary before such amount(s) would otherwise be paid (and in discharge of all obligations with respect thereto) if, based on any of the following events, the Committee determines, in good faith based on consultation with counsel, that such participant or Beneficiary has or will recognize income for federal income tax purposes with respect to such amount(s) before such amount(s) are otherwise to be paid:
         A. a change in the Internal Revenue Code or Title 1 of ERISA, or the Treasury or Department of Labor Regulations thereunder, respectively, or a binding or predominant judicial construction thereof,
         B.      a published ruling or similar announcement issued by
         the Internal Revenue Service or the Department of Labor,
         C. a decision by a court of competent jurisdiction involving a participant in the Plan, a Beneficiary of the Plan, the
         Corporation, or any entity involved in making payments under the Plan,
         or
         D. a final determination of tax liability following a contested tax or ERISA dispute or audit (or a closing agreement made under section 7121 of the Internal Revenue Code) that involves a participant in the Plan, a Beneficiary of the Plan, the Corporation, or any entity involved in making payments under the Plan. 6.10

         A. An employee eligible to receive an Incentive Compensation Retirement Benefit under Article IV of the Plan may elect to receive such benefit in a lump sum payment. Such lump sum payment shall be equal to the lesser of (a) an amount equal to 80% of the cost of a typical commercial insurance policy equivalent in value to the Plan's 10 years certain and life standard form of payment or (b) an amount calculated based on the Plan's cost/funding assumptions, except that a 10% interest rate shall be used. An election to receive an immediate lump sum payment may be made at retirement. If such election is not made at retirement, a subsequent election may be made subject to a waiting period of one year. Eligible recipients of Incentive Compensation Retirement benefits who retired prior to January 1, 1994 shall be provided a one time 90 day window election period, as determined by the Corporation, to make a lump sum payment election without a one year waiting period. The value of the lump sum payment will be determined based on the remaining value of the Plan's 10 years certain and life normal provision.

         B. A terminated employee eligible to receive a deferred Incentive Compensation Retirement Benefit under Section 4.06 of the Plan may elect to receive such benefit in a lump sum payment subject to Committee approval. Such lump sum payments, however, may not be elected prior to age 65. In addition, if such lump sum payment election is made later than age 65, it is subject to a waiting period of one year. If benefits have commenced prior to the lump sum payment, the value of the lump sum payment will be determined based on the remaining value of the Plan's 10 years certain and life normal provision, assuming the terminated employee had elected such normal provision when his benefits commenced.

ARTICLE VII.  CONTRIBUTIONS

         7.01 Employee contributions shall be permitted under this Plan solely for the purpose of providing an ERISA Excess Retirement Contributory Benefit pursuant to Section 1.01B of this Plan and an ERISA Excess Death Benefit pursuant to Paragraph 5.01B.2.a of this Plan.

         7.02 Employee contributions under this Plan shall be voluntary and shall be permitted in the amount and to the extent they would have been permitted under the Salaried Employees' Retirement Plan ("SERP") had they not been curtailed by limitations imposed by Sub-paragraph 401(a)(17) of the Internal Revenue Code, as amended, as embodied in Subsection 4.01C of SERP.

ARTICLE VIII.  PLAN ADMINISTRATION

         8.01 The Committee shall have exclusive authority to control and manage the operation and administration of this Plan except as specifically set forth in Section 8.04 below.

         8.02 The Committee may make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan. The Committee shall have discretionary authority to construe and interpret the Plan and decide all questions of eligibility, benefit settlement and payment. It may correct any defect or supply any omission or reconcile any inconsistency in such manner and to such extent as it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. In addition the Committee, or such person or persons it shall designate for that purpose as provided in Section 8.03, shall maintain the following claim review procedure:

         A. Claim Review Procedure. (a) If any former Employee or any Beneficiary has not received a benefit under the Plan to which he thinks he is entitled, he or his authorized representative, within 180 days after the event that he thinks entitled him to the benefit, may file with the Committee a written claim for the benefit, in any form reasonably calculated to bring the nature of his claim to the attention of the Committee. If the claim is wholly or partially denied, the Committee within 180 days of its receipt of the claim, shall give to the claimant written notice of the denial, setting forth in a manner calculated to be understood by the claimant the specific reason or reasons for the denial. A claimant whose claim to benefits under the Plan has been wholly or partially denied, or his authorized representative, may request a review of his claim by the Committee by making written application for review to the Committee within 90 days after the claimant's receipt of written notification of denial of his Claim. In connection with the review, the claimant or his authorized representative may submit issues and comments in writing. Not later than 90 days after the receipt by the Committee of the claimant's request for review, the Committee shall give its decision in writing, setting forth the specific reasons for the decision, written in a manner calculated to be understood by the claimant. Subject to any rights to remedies accorded by applicable law, the final decision of the Committee shall be conclusive and binding upon the Corporation, the claimant and all other persons interested in the claim.

B. The Committee shall also make arrangements for authorizing the payment of benefits to retired Employees, former Employees, surviving spouses and Beneficiaries entitled thereto. The payment of such benefits shall commence as of the first day of the first calendar month beginning after the date which is 90 days following the Committee's decision in 8.02 A.

         8.03 The Committee may appoint a secretary and one or more assistant secretaries and such other agents and representatives as it may deem advisable, who may but need not be Employees otherwise covered by this Plan, to keep its records or assist it in doing any other acts or things, and any such appointment shall be deemed a designation.

                 8.04

         A. In the performance of its duties under this Plan the Committee may act by a majority of its members then in office and any action expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute action of such Committee and shall have the same effect for all purposes as if assented to by all of the members of such Committee then in office.

         B. Any action which this Plan authorizes or requires the Committee to do shall, if done in good faith by such committee, be final and binding upon Employees, retired Employees, former Employees, surviving spouses, Beneficiaries, and the Corporation. The fact that any member of either such Committee is an Employee, officer, director or stockholder of Chrysler Corporation or is covered by this Plan shall not disqualify him from doing any act or thing which this Plan authorizes or requires him to do as a member of such Committee or render him accountable for any benefit received by him as an Employee covered by this Plan. No Committee member shall participate in any decision of the Committee that would directly and specifically affect the timing or amount of his benefits under the Plan.

         C. The members of the Committee shall discharge their duties under the Plan solely in the interest of the Employees and their Beneficiaries and (i) for the exclusive purpose of providing benefits to such Employees and their Beneficiaries and defraying reasonable expenses of administering the Plan (ii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (iii) in accordance with the provisions of the Plan, as the same may be from time to time amended.

         D. The Committee and the members of the Committee shall be entitled to rely upon all information certified to it by the Corporation, all certificates and reports furnished by the Actuary or by any qualified public accountant and all opinions given by any duly appointed legal counsel (who may be also counsel for Chrysler Corporation); and neither the Committee nor any member of the Committee shall be deemed imprudent in respect of any action taken or permitted by them in good faith in reliance upon any such certificates, reports or opinions. Except to the extent otherwise provided by law neither the Committee nor any of the members of the Committee shall be liable to the Corporation or to any Employee or to any Beneficiary on account of any act done or omitted or determination made by the Committee acting in good faith in the performance of its duties under the Plan, nor for any act done or omitted by any agent or representative of the Committee selected by such Committee with reasonable care, nor shall any member of the Committee be liable to any person for any act done or omitted by any other member of the Committee in which he did not concur. The Corporation agrees, to the extent permitted by law, to indemnify and hold the Committee and each of the members of the Committee harmless from and against any liability it or they may incur in connection with the Plan, unless arising from their own negligent or willful breach of their fiduciary responsibility as set forth in subsection C of this section.

         E. Any act that the Plan authorizes or requires the Committee to do, or any determination in good faith by the Committee of any matter or question under the Plan shall, in any such case, be final and binding upon any Employee, retired Employee, former Employee, surviving spouse or Beneficiary.

         F. All expenses of the Committee in the performance of its duties under this Plan shall be payable by the Corporation.

         8.05 The Corporation, as long as the Plan remains in effect, shall pay or cause to be paid the benefits provided by the Plan and the incurred costs and expenses of the Plan.

ARTICLE IX.  AMENDMENT, TERMINATION

         9.01 The Board of Directors of Chrysler Corporation shall have the right to amend the Plan at any time and from time to time, to any extent that it may deem advisable, except that no such amendment shall adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan.

         9.02 The Committee shall have the right to amend this Plan at any time and from time to time, to any extent that it may deem advisable, except that no such amendment shall

         A. adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan; or

         B. increase the amount of retirement or death benefits provided for generally under the Plan except the Post Retirement Supplemental Benefit; or

         C. decrease the age or length of service that Employees are required to have under the Plan in order to be eligible for benefits upon early retirement or termination of employment; or

         D. permit the termination of this Plan other than by the authority of the Board of Directors of Chrysler Corporation; or

         E.      alter the provisions of Article VIII or of this Article IX.

         9.03 Any amendment to this Plan shall be set out in an instrument in writing executed on behalf of Chrysler Corporation under its corporate seal by the President or a Vice President or the Treasurer and by the Secretary or an Assistant Secretary, and
authorized by a resolution of the Committee or of the Board of Directors.

         9.04 Chrysler Corporation by action of its Board may direct the Committee to terminate the Plan in whole or in part at any time. In the case of complete or partial termination of the Plan, no further benefits shall be accrued under the affected portions of the Plan with respect to affected Employees, and benefits theretofore accrued shall be paid in accordance with the provisions of Articles IV through VI of the Plan. Except with the consent of the Employee, no such termination of the Plan shall adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan.

         9.05 Notwithstanding any other provisions hereof, during the two-year period beginning on the date of a Change in Control, the Plan shall not be terminated (whether in whole or in part) and the Plan shall not be amended in any way which detrimentally affects the right of any Employee (i) to participate in the Plan, (ii) to accrue, or to continue to accrue, supplemental retirement benefits under the Plan, or (iii) to vest in any such supplemental retirement benefits.

ARTICLE X.  GENERAL

         10.01 This Plan is purely voluntary on the part of the Corporation. Neither the establishment of this Plan nor the payment of any benefit shall be construed as giving any Employee or any other person any legal or equitable right against the Corporation or the Committee, unless the same shall be expressly provided for in this Plan or conferred by affirmative action of the Committee or the Corporation in accordance with the terms and provisions of the Plan, or as giving any Employee the right to be retained in the service of the Corporation, and all Employees shall remain subject to discharge to the same extent as if this Plan had never been established.

         10.02 The validity and construction of this Plan shall be determined according to the laws of the United States and of the State of Michigan.

         10.03 Titles of articles are for general information only and this Plan is not to be construed by reference thereto.

         10.04 In all cases where they would so apply, words used in the masculine or feminine shall be construed to include the opposite gender, and words used in the singular shall be construed to include the plural.

         10.05 In case any provisions of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

         10.06 Any payment or distribution to any Employee, retired Employee, former Employee, Beneficiary, or surviving spouse in accordance with the provisions of this Plan shall be in full satisfaction of all claims against the Committee and the Corporation.

         10.07 No liability shall attach to or be incurred by members of the Committee, stockholders, officers or directors, as such, of the Corporation, under or by reason of any of the provisions of this Plan or implied therefrom, and all liability of every kind and nature and all rights and claims against the Corporation and every member of the Committee, any stockholder, officer or director, past, present or future, as such, whether arising in common law or in equity or created by statute or constitution or otherwise are hereby expressly waived and released as a condition of and part of the consideration for the contributions of the Corporation under this Plan. Each Employee, retired Employee, former Employee, surviving spouse, or Beneficiary, as a condition of receiving any benefits under the Plan, shall be conclusively deemed for all purposes to have assented to the Plan and shall be bound hereby with the same force and effect as if he had executed a consent to all the terms and provisions of the Plan.

         10.08 The Corporation shall not be required to segregate any assets which may at any time be represented as compensation reduction amounts, accrued benefits or earnings credited to a participant. The Corporation shall not, by any provisions of this Plan, be deemed to be a trustee of any property, and the liabilities of the Corporation to any participant shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation.

         10.09 The Committee is authorized to satisfy all requirements for tax withholding on distributions under the Plan, through a deduction from the participant's benefit payment, excluding any tax imposed on the employer.

ARTICLE XI.  SPECIAL PROVISIONS APPLICABLE TO DESIGNATED PARTICIPANTS

         11.01 Additional years of Credited Service shall be granted, in respect to any individual listed below, for purposes of determining his total retirement benefits under Chrysler pension plans. The total amount of additional Chrysler pension benefits attributable to such additional years of Credited Service shall be paid under the ERISA Excess Retirement Benefit part of this plan described in Section 1.01B. Individuals eligible for such additional years of Credited Service and the amount of such additional Credited Service to be recognized shall be as follows:

                 A. L. A. Iacocca (Social Security ####-##-####) 4 years, 10 months (After recognition of 3 additional years of credited service under the 1992 Salaried Employees' Special Early Retirement Program.)

                 B.       R. J. Eaton (Social Security ####-##-####)-5 years

                 C. R. A. Lutz (Social Security ####-##-####)-5 years (subject to forfeiture if Mr. Lutz's separation is not under a Mutually Satisfactory Agreement)

         11.02 Special conditions shall apply, in respect to any individual listed below, for purposes of determining certain Chrysler retirement benefits payable to him from this Plan. Individuals to whom such special conditions apply and a description of such special conditions are as follows:

                 A. J.A. Pilulas. (Social Security ####-##-####) Additional benefits that would have been paid Mr. Pilulas under the Chrysler Pension Plan and the Chrysler Salaried Employees Retirement Plan had he retired on June 1, 1989 under the Special Early Retirement provisions of such plans will be paid under the ERISA Excess Retirement Benefit part of this Plan described in Section 1.01B. In addition, benefits he had forfeited under the Incentive Compensation Retirement Benefit part of this Plan described in Section 1.01A shall be paid on an unreduced basis. Benefits provided under this
              Section 11.02A shall be provided prospectively only commencing November 1, 1992.

                                                                   APPENDIX A
                                                      ACTUARIAL ASSUMPTIONS UNDER THE PLAN

                            Section                            Purpose                         Actuarial Assumptions or
                                                                                                Basis for Determination
                    1.            2.06          To determine the single sum value or    The basis for determining these
                                                lump sum value of periodic payments     commuted values will be amounts
                                                payable in the future.                  determined using an interest rate as
                                                                                        set forth hereafter in this Appendix.

                    2.           5.01A1         To determine the Commuted Value of      The number of payments remaining in
                                                any unpaid guaranteed payments of       the certain period at the time of
                                                Incentive Compensation Retirement       death will be discounted to the last
                                                Benefits at the time of a former        day of the month in which death
                                                Employee's death.                       occurs at a rate of interest of 10%
                                                                                        compounded annually.

                    3.           5.01B1         To determine the Commuted Value of      The number of payments remaining in
                                                any unpaid guaranteed payments of       the certain period at the time of
                                                ERISA Excess Retirement Benefits at     death will be discounted to the last
                                                the time of a former Employee's         day of the month in which death
                                                death.                                  occurs at a rate of 9% compounded
                                                                                        annually.

                    4.           5.01B2         To determine the Commuted Value of      The Commuted Value will be based on
                                                120 monthly payments of ERISA Excess    the rate of interest of 9% compounded
                                                Retirement Benefit of a former          annually and the monthly payment the
                                                Employee whose death occurs prior to    former Employee would have received
                                                the date monthly payments commence.     had he elected to have benefits
                                                                                        commence on the date immediately
                                                                                        preceding the date of his death.

                                SECTION                    PURPOSE                         ACTUARIAL ASSUMPTIONS
                                                                                                     OR
                                                                                                 BASIS FOR
                                                                                               DETERMINATION

                    5.           5.02A          To determine the Commuted Value of      The Commuted Value will be determined
                                                120 monthly payments of the monthly     based on a rate of 10% compounded
                                                Incentive Compensation Retirement       annually and the monthly Incentive
                                                Benefits with respect to an Employee    Compensation Retirement Benefit the
                                                who dies while still employed after     Employee would have received had he
                                                his Normal Retirement Date.             retired on the date of his death.


                    6.           5.02B          To determine the Commuted Value of      The Commuted Value will be determined
                                                120 monthly payments of the monthly *   based on a rate of interest of 9%
                                                ERISA Excess Retirement Benefits with   compounded annually and the monthly
                                                respect to an Employee who dies while   ERISA Excess Retirement Benefit the
                                                still employed but after his Normal     Employee would have received had he
                                                Retirement Date.                        retired on the date of his death.

                    7.           5.03A          To determine an Actuarial Equivalent.   The actuarial assumptions that will
                                                                                        be used in determining an Actuarial
                                                                                        Equivalent will be the 1971 Group
                                                                                        Annuity Mortality Table (weighted 70%
                                                                                        for males and 30% for females), an
                                                                                        interest rate of 10% compounded
                                                                                        annually, and an expected retirement
                                                                                        date of the latter of a) the date
                                                                                        immediately preceding the date of the
                                                                                        Employee's death or b) the date the
                                                                                        Employee would have first become
                                                                                        eligible to retire at his option.


                                 SECTION                     PURPOSE                    ACTUARIAL ASSUMPTIONS
                                                                                                  OR
                                                                                              BASIS FOR
                                                                                            DETERMINATION

                    8.           5.03B          To determine the ERISA Excess Death     The death benefit of such an Employee
                                                Benefit of an Employee whose death      shall be the Commuted Value, at 9%
                                                occurs on or after his 60th birthday    interest compounded annually, of 120
                                                with ten years or more of Credited      monthly payments equal to the monthly
                                                Service.                                Non-Contributory Retirement Benefit
                                                                                        that he would have received had he
                                                                                        retired on the date of his death
                                                                                        reduced by 5/8 of 1% for each full
                                                                                        month by which the date of his death
                                                                                        precedes his Normal Retirement Date.

                    9.            6.02          To determine the equivalent lump sum,   The actuarial assumptions used in
                                                quarterly, half yearly, or yearly       determining the equivalent benefits
                                                benefits with respect to monthly        will be the 1971 Group Annuity
                                                benefits that are less than $10.        Mortality Table (weighted 70% for
                                                                                        males and 30% for females), and 9%
                                                                                        (10% for an Incentive Compensation
                                                                                        Retirement Benefit) interest
                                                                                        compounded annually.

                   10.            6.10          To determine the value of a lump sum    The lump sum value will be determined
                                                Incentive Compensation Retirement       based on a rate of interest of 10%
                                                Benefit                                 compounded annually and the
                                                                                        provisions specified in Section 6.10
                                                                                        of the Plan.

                            Section                            Purpose                         Actuarial Assumptions or
                                                                                                Basis for Determination

                   11.     Sections not         To determine an Actuarial Equivalent.   The actuarial assumptions that will
                           listed above                                                 be used in determining an Actuarial
                                                                                        Equivalent will be the 1971 Group
                                                                                        Annuity Mortality table (weighted 70%
                                                                                        for males and 30% for females), an
                                                                                        interest rate of 9% (10% for an
                                                                                        Incentive Compensation Retirement
                                                                                        Benefit) compounded annually, and an
                                                                                        expected Normal Retirement Date of
                                                                                        the 1st day of the month following
                                                                                        Age 65.

         IN WITNESS WHEREOF, the Corporation has caused this Instrument to be executed by its duly authorized officers and its corporate seal to be hereunto affixed as of the 1st day of January, 1994.


                                                            CHRYSLER CORPORATION


                                                   By __________________________

                                                             J. P. Holden
                                                             Vice President -
                                                             Corporate Personnel




Attest:




___________________________________
A. E. Micale
Assistant Secretary




(CORPORATE SEAL)

STATE OF MICHIGAN                 )
                                  ) SS:
COUNTY OF WAYNE                   )

         On the _______________ day of _______________, 1994 before me personally came J. P. Holden, to me known, who, being by me duly sworn, did depose and say that he resides at 1462 Inwoods Circle, Bloomfield Hills, Michigan 48013, in the County of Oakland, State of Michigan; that he is Vice President - Corporate Personnel of CHRYSLER CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                        ______________________________





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